                                                     As of December 23, 2004

Aldabra Acquisition Corporation
Rockefeller Center
620 Fifth Avenue
3rd Floor
New York, New York 10020

Morgan Joseph & Co. Inc.
600 Fifth Avenue, 19th Floor
New York, New York 10020

         Re:   Initial Public Offering
               -----------------------

Gentlemen:

         The undersigned officer of Aldabra Acquisition Corporation ("Company"), in consideration of Morgan Joseph & Co. Inc. ("Morgan Joseph") entering into a letter of intent ("Letter of Intent") to underwrite an initial public offering of the securities of the Company ("IPO") and embarking on the IPO process, hereby agrees as follows (certain capitalized terms used herein are defined in paragraph 9 hereof):

         1. In the event that the Company fails to consummate a Business
Combination within 18 months from the effective date ("Effective Date") of the registration statement relating to the IPO (or 24 months under the circumstances described in the prospectus relating to the IPO), the undersigned will take all reasonable actions within her power to cause the Company to liquidate as soon as reasonably practicable. The undersigned hereby waives any and all right, title, interest or claim of any kind ("Claim") in or to any distribution of the Trust
Fund (as defined in the Letter of Intent) and waives any Claim the undersigned may have in the future as a result of, or arising out of, any contracts or agreements with the Company and will not seek recourse against the Trust Fund for any reason whatsoever.

         2. In order to minimize potential conflicts of interest which may arise from multiple affiliations, the undersigned agrees to present to the Company for its consideration, prior to presentation to any other person or entity, any suitable opportunity

Aldabra Acquisition Corporation
Morgan Joseph & Co. Inc.
As of December 23, 2004

to acquire an operating business, until the earlier of the consummation by the
Company of a Business Combination, the liquidation of the Company or until such time as the undersigned ceases to be an officer of the Company, subject to any pre-existing fiduciary obligations the undersigned might have.

         3. The undersigned acknowledges and agrees that the Company will not consummate any Business Combination which involves a company which is affiliated with any of the Insiders unless the Company obtains an opinion from an independent investment banking firm reasonably acceptable to Morgan Joseph that the business combination is fair to the Company's stockholders from a financial perspective.

         4. Neither the undersigned, any member of the family of the undersigned, nor any Affiliate of the undersigned will be entitled to receive and will not accept any compensation for services rendered to the Company prior to the consummation of the Business Combination; provided that commencing on the
Effective Date, Terrapin Partners LLC ("Related Party"), shall be allowed to charge the Company an allocable share of Related Party's overhead, $7,500 per month, to compensate it for certain administrative, technology and secretarial services, as well as the use of certain limited office space, including a conference room, in New York City that it will provide to the Company. Related
Party and the undersigned shall also be entitled to reimbursement from the
Company for their out-of-pocket expenses incurred in connection with seeking and consummating a Business Combination.

         5. Neither the undersigned, any member of the family of the undersigned, or any Affiliate of the undersigned will be entitled to receive or accept a finder's fee or any other compensation in the event the undersigned, any member of the family of the undersigned or any Affiliate of the undersigned originates a Business Combination.

         6. The undersigned's biographical information furnished to the Company and Morgan Joseph and attached hereto as Exhibit A is true and accurate in all respects, does not omit any material information with respect to the undersigned's background and contains all of the information required to be disclosed pursuant to Section 401 of Regulation S-K, promulgated under the
Securities Act of 1933. The undersigned's Questionnaire furnished to the Company and Morgan Joseph and annexed as Exhibit B hereto is true and accurate in all respects. The undersigned represents and warrants that:

     (a) she is not subject to or a respondent in any legal action for, any injunction, cease-and-desist order or order or stipulation to desist or refrain from any act or practice

Aldabra Acquisition Corporation
Morgan Joseph & Co. Inc.
As of December 23, 2004

relating to the offering of securities in any jurisdiction;

     (b) she has never been convicted of or pleaded guilty to any crime (i)
involving any fraud or (ii) relating to any financial transaction or handling of funds of another person, or (iii) pertaining to any dealings in any securities and she is not currently a defendant in any such criminal proceeding; and

     (c) she has never been suspended or expelled from membership in any securities or commodities exchange or association or had a securities or commodities license or registration denied, suspended or revoked.

         7. The undersigned has full right and power, without violating any agreement by which she is bound, to enter into this letter agreement and to serve as Vice President of Business Development of the Company.

         8. The undersigned authorizes any employer, financial institution, or consumer credit reporting agency to release to Morgan Joseph and its legal representatives or agents (including any investigative search firm retained by
Morgan Joseph) any information they may have about the undersigned's background and finances ("Information"), purely for the purposes of the Company's IPO (and shall thereafter hold such information confidential). Neither Morgan Joseph nor its agents shall be violating the undersigned's right of privacy in any manner in requesting and obtaining the Information and the undersigned hereby releases them from liability for any damage whatsoever in that connection.

         9. As used herein, (i) a "Business Combination" shall mean an acquisition by merger, capital stock exchange, asset or stock acquisition, reorganization or otherwise, of an operating business selected by the Company;
(ii) "Insiders" shall mean all officers, directors and stockholders of the
Company immediately prior to the IPO; (iii) "Insider Shares" shall mean all of the shares of Common Stock of the Company owned by an Insider prior to the IPO;
and (iv) "IPO Shares" shall mean the shares of Common Stock issued in the
Company's IPO.

                                                     Lyla Oyakawa
                                                     ------------
                                                     Print Name of Insider

                                                     /s/ Lyla Oyakawa
                                                     ----------------
                                                     Signature

EXHIBIT A

         LYLA OYAKAWA has been our vice president of business development since our inception. Ms. Oyakawa has been a director at Terrapin Partners LLC since
July 2004, focusing on private equity and proprietary de novo investing. From
October 2002 to April 2004, Ms. Oyakawa served as the director of finance for
Aspen Education Group, Inc., a private equity-backed provider of therapeutic education services, where she helped oversee Aspen's acquisition and financing activities. From February 2002 to October 2002, Ms. Oyakawa was a private consultant for several companies. From June 2000 to January 2002, Ms. Oyakawa was the senior vice president of operations of NameSafe, Inc., a start-up security and privacy focused software development company. Prior to that, Ms.
Oyakawa was an assistant vice president at Paribas, Inc., an international financial services company, where she focused on leveraged cash flow lending to healthcare services companies from April 1998 to June 2000. From January 1998 to
April 1998, Ms. Oyakawa was a financial project manager for Kaiser Permanente, a health care organization, and from February 1997 to June 1997, she was a special project manager for Pacific EyeNet, Inc. Prior to Pacific EyeNet, Ms. Oyakawa
was vice president of strategic development at Network Health Financial
Services, an advisory firm serving early-stage managed care companies, from
January 1996 to February 1997. Ms. Oyakawa received a B.A. from Hamilton College and an M.B.A. from the Yale School of Management.